UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 14, 2006

Bandag, Incorporated
(Exact name of registrant as specified in its charter)

Iowa	1-7007	42-0802143
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2905 North Highway 61, Muscatine, Iowa 52761-5886
(Address of principal executive offices, including zip code)
(563) 262-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On December 14, 2006, Frederico U. Kopittke entered into a severance agreement with Bandag, Incorporated (the “Company”). The severance agreement provides for a severance payment of two year’s base salary for Mr. Kopittke in the event that, within one year following a change of control of the Company, Mr. Kopittke is terminated without cause or Mr. Kopittke terminates his employment for “good reason.” For purposes of the severance agreement, “good reason” means any reduction in salary and benefits to amounts which are not substantially the same as those in effect as of the date of the severance agreement or the relocation of Mr. Kopittke’s principal place of employment to a location more than 50 miles from Mr. Kopittke’s principal place of employment as of the date of the severance agreement.

        The foregoing description of the severance agreement is qualified in its entirety by reference to the full text of the severance agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

        Certain other executive officers have entered into severance agreements that are substantially similar to Mr. Kopittke’s severance agreement except that they provide for a severance payment of one year’s base salary instead of the two year’s base salary provided in Mr. Kopittke’s severance agreement. A form of these severance agreements is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

10.1	Severance Agreement, dated as of December 14, 2006, by and between Frederico U. Kopittke and Bandag, Incorporated.

10.2	Form of Severance Agreement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDAG, INCORPORATED
(Registrant)
By: /s/ Warren W. Heidbreder
Warren W. Heidbreder
Vice President, Chief Financial Officer

Date: December 18, 2006

Signature Page

BANDAG, INCORPORATED

Exhibit Index to Current Report on Form 8-K dated December 14, 2006

Exhibit
Number

10.1	Severance Agreement, dated as of December 14, 2006, by and between Frederico U. Kopittke and Bandag, Incorporated.

10.2	Form of Severance Agreement.

Exhibit Index